UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2019

PERCEPTRON, INC.

(Exact name of registrant as specified in charter)

Michigan	0-20206	38-2381442
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47827 Halyard Drive, Plymouth, MI	48170-2461
(Address of principal executive offices)	(Zip Code)

(734) 414-6100

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value Rights to Purchase Preferred Stock	PRCP	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2019, the Board of Directors of Perceptron, Inc. (the “Company”) appointed Laura Pecoraro as acting Vice President, Finance of the Company and named her as the Company’s principal accounting officer, effective September 16, 2019, assuming that role from David Watza, the Company’s President and Chief Executive Officer, who temporarily served as the Company’s principal accounting officer prior to the appointment of Ms. Pecoraro.

Ms. Pecoraro, 57, has been with the Company since December 2016 as Director of Financial Planning and Analysis. Prior to joining the Company, Mr. Pecoraro was the President of LP Finance and Accounting Services, Inc. from November 2015 through December 2016, where she provided financial and accounting consulting services. From 1990 to 2015, Ms. Pecoraro held various roles of increasing responsibility over a twenty-five year career with TriMas Corporation and its subsidiaries, most recently serving as Division Finance Officer of Lamons Gasket Company from February 2015 through October 2015 and as Vice President of Financial Planning and Analysis of TriMas Corporation from July 2008 through February 2015. Prior to holding such positions, Ms. Pecoraro’s positions at subsidiaries of Trimas Corporation included serving as Group Controller of Cequent Group, Vice President of Finance of Lamons Gasket Company, and Controller of Norris Cylinder Company. Her responsibilities in these positions included global accounting, strategic planning, annual operating planning and forecasting, as well as audit, information technology and finance oversight. Ms. Pecoraro possesses more than 30 years of accounting and finance experience in manufacturing and service companies.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: September 19, 2019	/s/ David L. Watza
By: David L. Watza
Its: President and Chief Executive Officer

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